Lehman Brothers Institutional Liquidity Series

Institutional Class Shares Institutional Liquidity Fund Prime Money Fund U.S. Treasury Fund
Prospectus December 23, 2004

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY SERIES
Institutional Class Shares
Institutional Liquidity Fund	1
Prime Money Fund	7
U.S. Treasury Fund	13

YOUR INVESTMENT
Eligible Accounts	19
Maintaining Your Account	19
Market Timing Policy	20
Portfolio Holdings Policy	22
Buying Shares	23
Selling Shares	24
Share Prices	25
Distributions and Taxes	26
Fund Structure	26

THESE FUNDS:
  require a minimum investment of $10 million
  Institutional Liquidity and Prime Money Funds price their shares at 5:00 p.m.Eastern time. U.S. Treasury Fund prices its shares at 3:00 p.m. Eastern time carry certain risks, including the risk that you could lose money if fund shares,when you sell them, are worth less than what you originally paid. This prospectusdiscusses principal risks of investing in fund shares. These and other risks arediscussed in more detail in the Statement of Additional Information (see backcover)
  use a master-feeder structure, meaning that rather than investing directly insecurities, each fund invests in a “master portfolio;” see page 26 for information onhow it works

©2004 Lehman Brothers. All rights reserved.

Goal & Strategy

The fund seeks the highest available current income consistent with safety and liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund will primarily invest in corporate debt obligations, asset-backed securities, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government and Agency Securities”), and repurchase agreements that are collateralized by these aforementioned instruments and securities of U.S. and foreign banks. The fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of companies the financial services industries and repurchase agreements on such obligations. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending (which could create leverage) and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the value and creditworthiness money market securities. While adhering to the fund’s stringent credit quality policies, the managers invest the fund’s assets in a mix of money market securities that is intended to provide attractive current income without jeopardizing stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so

Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months in the case of variable U.S. Government securities, 90 days or less on average for the portfolio overall).

The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality. Under normal circumstances, the fund will exceed this requirement by investing in only first tier securities.

Main Risks

Most of the fund’s performance depends on interest rates. When interest rates fall, the fund’s yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund’s performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund’s performance also could be affected if unexpected interest rate trends cause the fund’s asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund’s holdings has its credit rating reduced or goes into default or if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. The fund’s performance may be affected by fluctuations in the value of its fixed income investments due to changes in the issuing company’s financial condition. Over time, money market funds may produce a lower return than bond or stock investments.

Other Risks

Although the fund intends to maintain a stable share price, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund. This fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

While the fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.

Performance

The charts below provide an indication of the risks of investing in Institutional Class shares of the fund. When this prospectus was prepared, the fund had not yet commenced operations. However, the bar chart shows the performance of the Neuberger Berman Institutional Cash Fund, a fund that invests in the same master portfolio as the fund. The bar chart shows how the Neuberger Berman Institutional Cash Fund’s performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions. The table beside the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it’s not a prediction of future results.

*	Performance shown above is that of the Neuberger Berman Institutional Cash Fund, which is not offered in this prospectus, but would have substantially similar annual returns as the fund because it invests in the same portfolio of securities. Annual returns would differ only to the extent that the fund and the Neuberger Berman Institutional Cash Fund do not have the same expenses. For the periods 2/10/2001 through 12/31/2003, Neuberger Berman Institutional Cash Fund was organized in a multiple class structure with one class, the Trust Class, rather than as a feeder fund in a master-feeder structure. As of 12/30/2004, portfolio management of the Fund was transferred from Neuberger Berman Management Inc. to Lehman Brothers Asset Management Inc.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

To obtain the fund’s current yield, call 888-556-9030. The current yield is the fund’s net income over a recent seven-day period expressed as an annual rate of return.

Investor Expenses

The fund does not charge you any fees for buying, selling, or exchanging Institutional Class shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE			EXPENSE EXAMPLE
			The example assumes that you invested $10,000 for the periods
Shareholder Fees		None	shown, that you earned a hypothetical 5% total return each year,
Annual operating expenses			and that the fund’s expenses were those in the table to the left.
(% of average net assets)*			Your costs would be the same whether you sold your shares or
			continued to hold them at the end of each period. Actual
These are deducted from fund assets,			performance and expenses may be higher or lower.
so you pay them indirectly.
				1 Year		3 Years

	Management fees**	0.15	Expenses		$15	48
Plus:	Distribution (12b-1) fees***	None
	Other expenses****	0.78

Equals:	Total annual operating expense	0.93

Minus:	Expense Reimbursement	0.78

Equals:	Net expenses*****	0.15

*	The table includes costs paid by the fund and its share of master portfolio costs. For more information on master- feeder funds, see “Fund Structure” on page 26.

**	“Management fees” includes investment management and administration fees.

***	The fund has adopted a rule 12b-1 plan, although it currently does not charge any distribution (12b-1) fees. However, upon approval by the fund’s board of trustees, the fund may charge a maximum fee of 0.15% of average net assets.

****	“Other expenses” are based on estimated amounts for the current fiscal year.

*****	Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 3/31/2008, so that the total annual operating expenses of the fund are limited to 0.15% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 0.15% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.02% of the fund’s average net assets through 3/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.08% of its average net assets.

Management

John C. Donohue, Senior Vice President, Lehman Brothers Asset Management Inc. (“LBAM”) and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC (“Lincoln Capital”), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

Eric D. Hiatt, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

Neuberger Berman Management Inc. is the fund’s investment manager, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of LBAM. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.10% of average daily net assets for investment management services and 0.05% of average daily net assets for administrative services provided to the Institutional Class of shares. Neuberger Berman Management Inc. and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

Financial Highlights

YEAR ENDED OCTOBER 31,		2000	(1)	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of period		1.0000		1.0000	1.0000	1.0000	1.0000
Plus:	Income from investment operations
	Net investment income	0.0307		0.0466	0.0176	0.0096	0.0092
Minus:	Distributions to shareholders
	Income dividends	0.0307		0.0466	0.0176	0.0096	0.0092
	Capital gain distributions	—		—	0.0000	—	0.0000
	Subtotal: distributions to shareholders	0.0307		0.0466	0.0176	0.0096	0.0092
Equals:	Share price (NAV) at end of period	1.0000		1.0000	1.0000	1.0000	1.0000

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the fund’s expenses and net investment income — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual		0.35	(2)	0.29	0.28	0.28	0.28
Expenses (3)		0.36	(2)	0.29	0.28	0.28	0.28
Net investment income — actual		6.45	(2)	4.52	1.74	0.97	0.92

OTHER DATA

Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested.
Total return (%)		3.11	(4)	4.76	1.77	0.97	0.93
Net assets at end of period (in millions of dollars)		635.4		2,125.1	3,156.5	2,682.1	2,691.5

The figures above are for the Neuberger Berman Institutional Cash Fund. Effective on or around 12/30/2004, the Neuberger Berman Institutional Cash Fund was organized as a feeder fund that invests in the same master portfolio as the fund. The figures above for the periods 2/10/2001 through 10/31/2004 are from periods during which the fund was organized in a multiple class structure with one class, the Trust Class. The figures above for the period 5/8/2000 through 2/9/2001 are from the fund’s predecessor feeder fund and include the predecessor feeder fund’s proportionate share of the master fund’s income and expenses during this period. All of the above figures have been audited by Ernst & Young LLP, the fund’s registered public accounting firm. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/8/2000 (beginning of operations) to 10/31/2000.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense offset arrangements.

(4)	Not annualized.

Goal & Strategy

The fund seeks the highest available current income consistent with safety and liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund will primarily invest in corporate debt obligations, asset-backed securities, variable rate obligations, U.S. Government and Agency Securities and repurchase agreements that are collateralized by these aforementioned instruments and securities of U.S. and foreign banks. The fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending (which could create leverage) and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the value and creditworthiness of money market securities. While adhering to the fund’s stringent credit quality policies, the managers invest the fund’s assets in a mix of money market securities that is intended to provide attractive current income without jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months for variable U.S. Government securities, 90 days or less on average for the portfolio overall). The fund has a stricter standard for maturity and seeks to maintain a dollar-weighted average maturity of 60 days or less.

The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality. Under normal circumstances, the fund will exceed this requirement by investing in only first tier securities.

Main Risks

Most of the fund’s performance depends on interest rates. When interest rates fall, the fund’s yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund’s performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund’s performance also could be affected if unexpected interest rate trends cause the fund’s asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund’s holdings has its credit rating reduced or goes into default or if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. The fund’s performance may be affected by fluctuations in the value of its fixed income investments due to changes in the issuing company’s financial condition. Over time, money market funds may produce a lower return than bond or stock investments.

Other Risks

Although the fund intends to maintain a stable share price, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund. This fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

While the fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.

Performance

When this prospectus was prepared, the fund had not yet commenced operations. Accordingly, performance charts are not included.

Investor Expenses

The fund does not charge you any fees for buying, selling, or exchanging Institutional Class shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE			EXPENSE EXAMPLE
			The example assumes that you invested $10,000 for the periods
Shareholder Fees		None	shown, that you earned a hypothetical 5% total return each year,
Annual operating expenses			and that the fund’s expenses were those in the table to the left.
(% of average net assets)*			Your costs would be the same whether you sold your shares or
			continued to hold them at the end of each period. Actual
These are deducted from fund assets,			performance and expenses may be higher or lower.
so you pay them indirectly
				1 Year		3 Years

	Management fees**	0.15	Expenses		$15	48
Plus:	Distribution (12b-1) fees***	None
	Other expenses****	0.42

Equals:	Total annual operating expenses	0.57

Minus:	Expense Reimbursement	0.42

Equals:	Net expenses*****	0.15

*	The table includes costs paid by the fund and its share of master portfolio costs. For more information on master- feeder funds, see “Fund Structure” on page 26.

**	“Management fees” includes investment management and administration fees.

***	The fund has adopted a rule 12b-1 plan, although it currently does not charge any distribution (12b-1) fees. However, upon approval by the fund’s board of trustees, the fund may charge a maximum fee of 0.15% of average net assets.

****	“Other expenses” are based on estimated amounts for the current fiscal year.

*****	Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 3/31/2008, so that the total annual operating expenses of the fund are limited to 0.15% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 0.15% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.02% of the fund’s average net assets through 3/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.08% of its average net assets.

Management

John C. Donohue, Senior Vice President, Lehman Brothers Asset Management Inc. (“LBAM”) and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC (“Lincoln Capital”), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

Eric D. Hiatt, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

Neuberger Berman Management Inc. is the fund’s investment manager, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of LBAM. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.10% of average daily net assets for investment management services and 0.05% of average daily net assets for administrative services provided to the Institutional Class of shares. Neuberger Berman Management Inc. and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

Financial Highlights

When this prospectus was prepared, the fund was new and had no financial highlights to report.

Goal & Strategy

The fund seeks the highest available current income consistent with safety and liquidity

To pursue this goal, the fund normally invests at least 80% of its net assets in direct obligations of the U.S. Treasury, including repurchase agreements collateralized by these same types of securities. Under normal market conditions, fund will invest 20% of its net assets in U.S. Government and Agency Securities, including repurchase agreements collateralized by these same type of securities. The fund seeks to maintain a stable $1.00 share price.

With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending (which could create leverage) and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the yields of money market securities of various maturities against their levels of interest rate and credit risks. Based on their analysis, the managers invest the fund’s assets in a mix of money market securities that is intended to provide as high a yield as possible violating the fund’s credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do The fund will not change its strategy of investing at least 80% of its net assets in direct obligations of the U.S. Treasury without providing shareholders at least 60 days’ advance notice. The term “net assets” here includes the amount of borrowings for investment purposes.

Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months for variable U.S. Government securities, 90 days or less on average for the portfolio overall).

The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality.

Main Risks

Most of the fund’s performance depends on interest rates. When interest rates fall, the fund’s yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.)

Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. Over time, money market funds may produce a lower return than bond or stock investments.

Other Risks

Although the fund intends to maintain a stable share price, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund. This fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

While the fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

Performance

When this prospectus was prepared, the fund had not yet commenced operations. Accordingly, performance charts are not included.

Investor Expenses

The fund does not charge you any fees for buying, selling, or exchanging Institutional Class shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE			EXPENSE EXAMPLE
			The example assumes that you invested $10,000 for the periods
Shareholder Fees		None	shown, that you earned a hypothetical 5% total return each year,
Annual operating expenses			and that the fund’s expenses were those in the table to the left.
(% of average net assets)*			Your costs would be the same whether you sold your shares or
			continued to hold them at the end of each period. Actual
These are deducted from fund assets,			performance and expenses may be higher or lower.
so you pay them indirectly
				1 Year		3 Years

	Management fees**	0.15	Expenses		$15	48
Plus:	Distribution (12b-1) fees***	None
	Other expenses****	1.28

Equals:	Total annual operating expenses	1.43

Minus:	Expense Reimbursement	1.28

Equals:	Net expenses*****	0.15

*	The table includes costs paid by the fund and its share of master portfolio costs. For more information on master- feeder funds, see “Fund Structure” on page 26.

**	“Management fees” includes investment management and administration fees.

***	The fund has adopted a rule 12b-1 plan, although it currently does not charge any distribution (12b-1) fees. However, upon approval by the fund’s board of trustees, the fund may charge a maximum fee of 0.15% of average net assets.

****	Other expenses are based on estimated amounts for the current fiscal year.

*****	Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 3/31/2008, so that the total annual operating expenses of the fund are limited to 0.15% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund’s annual operating expenses to exceed 0.15% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.02% of the fund’s average net assets through 3/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.08% of its average net assets.

Management

John C. Donohue, Senior Vice President, Lehman Brothers Asset Management Inc. (“LBAM”) and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC (“Lincoln Capital”), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

Eric D. Hiatt, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

Neuberger Berman Management Inc. is the fund’s investment manager, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of LBAM. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.10% of average daily net assets for investment management services and 0.05% of average daily net assets for administrative services provided to the Institutional Class of shares. Neuberger Berman Management Inc. and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

Financial Highlights

When this prospectus was prepared, the fund was new and had no financial highlights to report.

Eligible Accounts

The funds offer their Institutional Class shares for purchase by investors directly and through investment providers. Institutional Class shares are also available as cash sweep vehicles for certain institutional investors. The funds have a minimum initial investment of $10 million.

The Institutional Class shares of each of the funds described in this prospectus are also available to qualified retirement plans, benefit plans and other accounts managed by Lehman Brothers and other investment providers.

The fees and policies outlined in this prospectus are set by each of the funds described in this prospectus and by Neuberger Berman Management Inc. (NBMI). However, most of the information you’ll need for managing your investment will come from Lehman Brothers or from your investment provider. This includes information on how to buy and sell Institutional Class shares, investor services, and additional policies.

In exchange for the services it offers, Lehman Brothers and your investment provider may charge fees, which are generally in addition to those described in this prospectus.

Maintaining Your Account PURCHASING SHARES AS CASH SWEEP VEHICLES

The funds offer their Institutional Class shares as cash sweep vehicles for investment advisory, brokerage, certain benefit plans and other accounts managed or established at Lehman Brothers or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Lehman Brothers. All investments must be made in U.S. dollars. Contact Lehman Brothers for more information on eligible benefit plans.

The funds are designed so that free credit cash balances held in an eligible account can be automatically invested in fund shares. All such available cash balances in an eligible account are automatically invested in the funds on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your plan’s account.

PURCHASING SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER

When you buy shares. Instructions for buying shares from Lehman Brothers are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the funds or add to an existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars.

When you purchase shares you will receive the next share price calculated after your order is received. Fund investors whose purchase order is received before 5:00 p.m. (3:00 p.m. in the case of the U.S. Treasury Fund) will accrue a dividend the same day.

When you sell shares. If you bought your shares directly instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through Lehman Brothers or through an investment provider. You can place an order to sell some or all of your shares at any time. Investors do not receive dividends earned and accrued by the funds on the day they sell their shares.

In some cases, when you purchase shares directly or from an investment provider, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see “Signature Guarantees”).

If your account falls below the minimum initial investment level of $10 million, the funds have the right to request that you bring the balance back up to the minimum. If you have not done so within 60 days, we may close your account and send you the proceeds by wire.

The funds reserve the right to pay in kind for redemptions. The funds do not redeem in kind under normal circumstances, but would do so when NBMI has determined that it is in the best interests of a fund’s shareholders as a whole. Investors are urged to call 888-556-9030 before effecting any large redemption.

Market timing policy. Frequent purchases, exchanges and redemptions in fund shares (“market-timing activities”) can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the funds’ trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

NBMI applies the funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the funds make efforts to monitor for market-timing activities, the ability of the funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will be able to eliminate all market-timing activities.

Statements and confirmations. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares. You can move money from one Lehman Brothers fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund. There are three things to remember when making an exchange:

  both accounts must have the same registration
  you will need to observe the minimum investment and minimum account balance requirements for the fund accountsinvolved because an exchange is a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don’t want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

There is no sales charge or commission paid for investment in fund shares. The funds do not issue certificates for shares.

Other policies. Under certain circumstances, the funds reserve the right to:

  suspend the offering of shares
  reject any exchange or purchase order
  change, suspend, or revoke the exchange privilege
  suspend the telephone order privilege
  suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, ondays when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the SEC suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, ondays when the Exchange or the Federal Reserve Wire System (“Federal Reserve”) closes early (e.g. on the eve of a majorholiday or because of a local emergency, such as a blizzard)
  for the Institutional Liquidity and Prime Money Funds, postpone payments for redemption requests received after 3:30p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not beavailable to you on the day you placed your redemption order change its investment minimums or other requirements for buying and selling, or waive any minimums orrequirements for certain investors take orders to purchase or sell fund shares when the Exchange is closed.

Distribution and Shareholder Servicing Fees

Each fund has adopted a plan under which each fund’s Institutional Class pays a maximum of 0.15% of its average net assets each year to support distribution and shareholder servicing. The funds do not currently charge such a fee but may do so upon approval of the fund’s board of trustees. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Signature Guarantees

You may need a signature guarantee when you purchase shares directly or from an investment provider. A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Signature guarantees are required for a variety of transactions including requests for changes to your account, exchange privileges or instructions for distribution of proceeds. We reserve the right to require a signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a signature guarantee.

Investment Providers

The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by NBMI. However, if you use an investment provider, most of the information you’ll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the funds described in this prospectus.

Most investment providers allow you to take advantage of the Lehman Brothers fund exchange program, which is designed for moving money from one Lehman Brothers fund to another through an exchange of shares. See “When You Exchange Shares” for more information.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds.

Portfolio Holdings Policy

A description of the funds’ policies and procedures with respect to disclosure of the funds’ portfolio securities is available in the funds’ statement of additional information.

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions.

Buying Shares

Method	Things to know	Instructions

Wiring money	The minimum initial purchase amount for	Before wiring any money, call
	this fund is $10 million; if your balance	888-556-9030 for an order confirmation
should fall below this amount for a
	substantial period of time, we reserve the	Have your financial institution send your
	right to request that you bring your	wire to State Street Bank and Trust
	balance back up to the minimum. If you	Company
	have not done so within 60 days, we may	Include your name, the fund name, your
	close your account and send you the	account number and other information
	proceeds by mail	as requested

Exchanging from	An exchange for an initial investment must	Call 888-556-9030 to place your order
another fund	be for at least $10 million

Both accounts involved must be registered
in the same name, address and tax ID
number

An exchange order cannot be cancelled or
changed once it has been placed

By telephone	We do not accept phone orders for an	Call 888-556-9030 to notify us of your
	initial investment	purchase

	Additional shares will be purchased upon	Immediately follow up with a wire
receipt of your money by our transfer
agent

Not available on retirement accounts

Selling Shares

Method	Things to know	Instructions

Sending us a letter	We will wire the proceeds to the bank	Send us a letter requesting us to sell
	account designated on your application	shares signed by all registered owners;
include your name, account number, the
	You may need a signature guarantee	fund name, the dollar amount or number
	Please also supply us with your e-mail	of shares you want to sell, and any other
	address and daytime telephone number	instructions
	when you write to us in the event we need	If regular first-class mail, send to:
	to reach you	Lehman Brothers Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or
certified mail, send to:
Lehman Brothers Funds
c/o State Street Bank and Trust Company
66 Brooks Drive
Braintree, MA 02184-3839

Sending us a fax	For amounts of up to $2 million	Write a request to sell shares as described
above
Not available if you have changed the
	address on the account in the past 15 days	Call 888-556-9030 to obtain the
appropriate fax number

Calling in your order	All phone orders to sell shares must be for	Call 888-556-9030 to place your order
	at least $1,000 unless you are closing out	Give your name, account number, the
	an account	fund name, the dollar amount or number
of shares you want to sell, and any other
	Not available if you have declined the	instructions
phone option

Not available if you have changed the
address on the account in the past 15 days

Exchanging into	Both accounts must be registered in the	Call 888-556-9030 to place your order
another fund	same name, address and tax ID number

An exchange order cannot be cancelled or
changed once it has been placed

Share Prices

Because Institutional Class shares of each fund do not have a sales charge, the price your account pays for each share of each fund is the net asset value per share. Similarly, because each fund does not charge any fee for selling shares, each fund pays the full share price when your account sells shares. Remember that your investment provider may charge fees for its investment management services.

The funds are open for business every day that both the New York Stock Exchange and the Federal Reserve Wire System are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, all purchase orders must be received by 1:00 p.m. Eastern time in order to be processed that day.

In general, every buy or sell order you place will be processed at the next share price to be calculated after your order has been received (see “Maintaining Your Account” for instructions on placing orders). The Institutional Liquidity Fund and Prime Money Fund each calculates its share price as of 5:00 p.m. Eastern time. The U.S. Treasury Fund calculates its share price as of 3:00 p.m. Eastern time.

Shares purchased before 5:00 p.m. Eastern time in the case of Institutional Liquidity Fund and Prime Money Fund, and 3:00 p.m. Eastern time in the case of the U.S. Treasury Fund, will accrue dividends that same day. Shares sold will not accrue dividends on the day of the sale.

NBMI will process purchase orders when received on the basis of an arrangement that you will make payment on the same day by the close of the Federal Reserve Wire System. The funds and NBMI reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

In addition, for the funds to process your request, it must be in “good order.” Good order means that you have provided sufficient information to process your request as outlined in this prospectus.

The Institutional Liquidity Fund and Prime Money Fund will accept buy and sell orders until 5:00 p.m. Eastern time. The U.S. Treasury Fund will accept buy and sell orders until 3:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when your order is received, it’s possible that a fund’s share price could change on days when you are unable to buy or sell shares. The funds intend to maintain a stable share price.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received.

Share Price Calculations

The price of Institutional Class shares of each fund is the total value of its assets attributable to Institutional Class minus its liabilities, attributable to that class, divided by the total number of shares. The funds do not anticipate that their share price will fluctuate.

When valuing portfolio securities, each fund uses a constant amortization method.

Distributions And Taxes

Distributions. Each fund pays out to shareholders any net investment income and realized net capital gains it earns. Each fund declares income dividends daily and pays them monthly. The funds do not anticipate making any long-term capital gain distributions. Any net short-term capital gains would be paid annually in December.

Consult your investment adviser about whether distributions from a fund to your account will be reinvested in additional shares of the fund or paid to your account in cash. Although fund distributions are actually made to the investment provider that holds the fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares’ beneficial owner.

How distributions are taxed. Fund dividends paid to qualified retirement plan accounts are tax-free. Eventual withdrawals from those accounts generally are subject to tax. Fund dividends paid to other accounts are generally taxable to you, regardless of whether they are paid in cash or reinvested in additional shares of the fund.

Dividends are taxable to you, if at all, in the year you receive them. In some cases, dividends you receive in January are taxable as if they had been paid the previous December 31st. Your tax statement (see “Taxes and You”) will help clarify this for you. Distributions of income and net short-term capital gains (if any) are taxed as ordinary income and will not qualify for the maximum 15% federal income tax rate available to individual shareholders on their “qualified dividend income.”

How share transactions are taxed. When a qualified retirement plan sells (redeems) fund shares in its account, there are no tax consequences to the plan or its beneficiaries. Other accounts that sell (redeem) fund shares will not realize a taxable gain or loss as long as the fund maintains a share price of $1.00.

Taxes and You

For non-retirement plan accounts, the taxes you actually owe on distributions can vary with many factors, such as your tax bracket.

How can you figure out your tax liability on fund distributions? One helpful tool is the tax statement that we or your investment provider send you or your institution every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you might have.

Fund Structure

The funds use a combined “master-feeder” and “multiple class” structure.

Rather than investing directly in securities, each fund is a “feeder fund,” meaning that it invests in a corresponding “master portfolio.” The master portfolio in turn invests in securities, using the strategies described in this prospectus. One potential benefit of this structure is lower costs, since the expenses of the master portfolio can be shared with any other feeder funds. In this prospectus we have used the word “fund” to mean each feeder fund and its master portfolio.

For reasons relating to costs or a change in investment goal, among others, each feeder fund could switch to another master portfolio or decide to manage its assets itself.

The funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class of the feeder funds.

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY SERIES Institutional Class Shares
  No load
  No sales charges

If you’d like further details on these funds, you can request a free copy of the following documents:

Shareholder Reports. Published twice a year, the shareholder reports offer information about each fund’s recent performance, including:

  a discussion by the portfolio managers about strategies and market conditions fund performance data and financial statements
  portfolio holdings

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies
  information about each fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc. Sub-adviser: Lehman Brothers Asset Management Inc.
Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Institutional Support Services: 888-556-9030
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. They are also available from the EDGAR Database on the SEC’s Web site at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

SEC file number 811-21648
E0473 12/04